BOX 745                                                            Exhibit 10.6
(EI66006)

                                NEW SOUTH WALES

                             CERTIFICATE OF TITLE
                            REAL PROPERTY ACT, 1900

                                                          TORRENS TITLE
                                    [SEAL]    REFERENCE TO FOLIO OF THE REGISTER
                                                    ??????         9/8757
                                                    EDITION     DATE OF ISSUE
                                                       1          24.12.1991

I certify that the person described in the First Schedule is the registered proprietor of an estate in fee simple (or such other estate or interest as is set forth in that Schedule) in the land within described subject to such exceptions, encumbrances, interests and entries as appear in the Second Schedule and to any additional entries in the Folio of the Register.

                                              /s/ K. METTLE
                                              K. Mettle
                                              DEPUTY REGISTRAR GENERAL   [SEAL]

LAND
----
LOT 9 IN DEPOSITED PLAN 8757
     MUNICIPALITY OF AUBURN
     PARISH OF LIBERTY PLAINS   COUNTY OF CUMBERLAND
     TITLE DIAGRAM: DP8757

FIRST SCHEDULE
--------------
VILBRENT PTY LIMITED                                                  (T X82485)

SECOND SCHEDULE
---------------
1. RESERVATIONS AND CONDITIONS IN THE CROWN GRANT(S)
2. E158006  MORTGAGE TO WESTPAC BANKING CORPORATION

[ALONG SIDE OF CERTIFICATE] PERSONS ARE CAUTIONED AGAINST ALTERING OR ADDING TO THIS CERTIFICATE OR ANY NOTIFICATION HEREON.

BOX 745
(EI66006)

                                NEW SOUTH WALES

                             CERTIFICATE OF TITLE
                            REAL PROPERTY ACT, 1900

                                                          TORRENS TITLE
                                    [SEAL]    REFERENCE TO FOLIO OF THE REGISTER
                                                                    10/8757
                                                    EDITION     DATE OF ISSUE
                                                       1          24.12.1991

I certify that the person described in the First Schedule is the registered proprietor of an estate in fee simple (or such other estate or interest as is set forth in that Schedule) in the land within described subject to such exceptions, encumbrances, interests and entries as appear in the Second Schedule and to any additional entries in the Folio of the Register.

                                              /s/ K. METTLE
                                              K. Mettle
                                              DEPUTY REGISTRAR GENERAL   [SEAL]

LAND
----
LOT 10 IN DEPOSITED PLAN 8757
     MUNICIPALITY OF AUBURN
     PARISH OF LIBERTY PLAINS   COUNTY OF CUMBERLAND
     TITLE DIAGRAM: DP8757

FIRST SCHEDULE
--------------
VILBRENT PTY LIMITED                                                  (T X82485)

SECOND SCHEDULE
---------------
1. RESERVATIONS AND CONDITIONS IN THE CROWN GRANT(S)
2. E158006  MORTGAGE TO WESTPAC BANKING CORPORATION

WARNING: BEFORE DEALING WITH THIS LAND SEARCH THE CURRENT FOLIO OF THE REGISTER

[ALONG SIDE OF CERTIFICATE] PERSONS ARE CAUTIONED AGAINST ALTERING OR ADDING TO THIS CERTIFICATE OR ANY NOTIFICATION HEREON.